EXHIBIT 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS JUNE TRAFFIC
     TEMPE, Ariz., July 6, 2006 — US Airways Group, Inc. (NYSE: LCC) today reported June, second quarter and year-to-date traffic results for 2006. For America West operated flights, revenue passenger miles (RPMs) for the month were 2.1 billion, down 1.6 percent from June 2005. Capacity was 2.5 billion available seat miles (ASMs), down 1.9 percent from June 2005. The passenger load factor for June was 83.8 percent versus 83.6 percent in June 2005.
     For US Airways mainline operated flights, RPMs for June 2006 were 3.5 billion, a decrease of 5.8 percent from June 2005. Capacity was 4.2 billion ASMs, down 9.2 percent from June 2005. The passenger load factor for the month of June was 84.3 percent versus 81.2 percent in June 2005.
     “June marks our sixth consecutive month of year-over-year unit revenue improvements of more than 20 percent,” said Scott Kirby, executive vice president sales and marketing. “Driven by double-digit growth in yield and a higher June load factor, passenger revenue per available seat mile (PRASM) improvements during June were up over 20 percent on a consolidated basis (mainline and Express).”
     Until US Airways operates under one certificate, data for America West and US Airways operated flights will continue to be reported separately. Additionally, US Airways Express consisting of PSA Airlines and Piedmont Airlines will continue to report separate data. US Airways Group, Inc., consisting of America West, US Airways mainline and US Airways Express, combined operational information will also be reported.
     The following summarizes US Airways Group, Inc., America West, US Airways mainline and US Airways Express June, second quarter and year-to-date results for 2006 and 2005:

Combined US Airways Group

JUNE	2006	2005	% Change

REVENUE PSGR MILES (000)	5,869,601	6,231,487	-5.8
Domestic	4,686,513	5,073,169	-7.6
International	1,183,088	1,158,318	2.1

AVAILABLE SEAT MILES (000)	7,006,661	7,665,965	-8.6
Domestic	5,596,819	6,286,021	-11.0
International	1,409,842	1,379,944	2.2

LOAD FACTOR (%)	83.8	81.3	2.5	PTS
ENPLANEMENTS	5,905,060	6,602,437	-10.6

SECOND QUARTER	2006	2005	% Change

REVENUE PSGR MILES (000)	16,880,552	18,098,195	-6.7
Domestic	13,821,178	14,969,737	-7.7
International	3,059,374	3,128,458	-2.2

AVAILABLE SEAT MILES (000)	20,611,854	23,051,598	-10.6
Domestic	16,812,335	19,107,936	-12.0
International	3,799,519	3,943,662	-3.7

LOAD FACTOR (%)	81.9	78.5	3.4	PTS
ENPLANEMENTS	17,559,157	19,471,779	-9.8

YEAR-TO-DATE	2006	2005	% Change

REVENUE PSGR MILES (000)	31,571,963	34,148,654	-7.5
Domestic	26,180,824	28,506,476	-8.2
International	5,391,139	5,642,178	-4.4

AVAILABLE SEAT MILES (000)	39,989,239	44,782,920	-10.7
Domestic	32,913,384	37,518,284	-12.3
International	7,075,855	7,264,636	-2.6

LOAD FACTOR (%)	79.0	76.3	2.7	PTS
ENPLANEMENTS	33,346,585	36,924,833	-9.7

America West

JUNE	2006	2005	% Change

REVENUE PSGR MILES (000)	2,126,707	2,162,219	-1.6
Domestic	2,062,915	2,075,778	-0.6
International	63,792	86,441	-26.2

AVAILABLE SEAT MILES (000)	2,538,650	2,587,011	-1.9
Domestic	2,461,869	2,485,241	-0.9
International	76,781	101,770	-24.6

LOAD FACTOR (%)	83.8	83.6	0.2	PTS
ENPLANEMENTS	1,884,956	1,959,228	-3.8

SECOND QUARTER	2006	2005	% Change

REVENUE PSGR MILES (000)	6,239,509	6,386,171	-2.3
Domestic	6,038,303	6,138,902	-1.6
International	201,206	247,269	-18.6

AVAILABLE SEAT MILES (000)	7,580,017	7,755,376	-2.3
Domestic	7,340,481	7,441,798	-1.4
International	239,536	313,578	-23.6

LOAD FACTOR (%)	82.3	82.3	0.0	PTS
ENPLANEMENTS	5,547,415	5,751,655	-3.6

YEAR-TO-DATE	2006	2005	% Change

REVENUE PSGR MILES (000)	11,899,792	12,057,213	-1.3
Domestic	11,482,880	11,574,026	-0.8
International	416,912	483,187	-13.7

AVAILABLE SEAT MILES (000)	14,779,443	15,056,536	-1.8
Domestic	14,250,389	14,435,820	-1.3
International	529,054	620,716	-14.8

LOAD FACTOR (%)	80.5	80.1	0.4	PTS
ENPLANEMENTS	10,638,905	10,923,818	-2.6

US Airways Mainline

JUNE	2006	2005	% Change

REVENUE PSGR MILES (000)	3,512,573	3,727,527	-5.8
Domestic	2,393,277	2,655,650	-9.9
International	1,119,296	1,071,877	4.4

AVAILABLE SEAT MILES (000)	4,166,053	4,590,496	-9.2
Domestic	2,832,992	3,312,322	-14.5
International	1,333,061	1,278,174	4.3

LOAD FACTOR (%)	84.3	81.2	3.1	PTS
ENPLANEMENTS	3,233,546	3,744,758	-13.7

SECOND QUARTER	2006	2005	% Change

REVENUE PSGR MILES (000)	9,909,829	10,727,600	-7.6
Domestic	7,051,661	7,846,411	-10.1
International	2,858,168	2,881,189	-0.8

AVAILABLE SEAT MILES (000)	12,054,577	13,817,144	-12.8
Domestic	8,494,594	10,187,060	-16.6
International	3,559,983	3,630,084	-1.9

LOAD FACTOR (%)	82.2	77.6	4.6	PTS
ENPLANEMENTS	9,625,714	11,101,779	-13.3

YEAR-TO-DATE	2006	2005	% Change

REVENUE PSGR MILES (000)	18,206,236	20,373,744	-10.6
Domestic	13,232,010	15,214,753	-13.0
International	4,974,226	5,158,991	-3.6

AVAILABLE SEAT MILES (000)	23,085,176	27,003,311	-14.5
Domestic	16,538,375	20,359,391	-18.8
International	6,546,801	6,643,920	-1.5

LOAD FACTOR (%)	78.9	75.4	3.5	PTS
ENPLANEMENTS	18,125,986	21,355,047	-15.1

US Airways Express — Piedmont
Airlines, PSA Airlines & US
Airways’ MidAtlantic Division

JUNE	2006	2005	% Change

REVENUE PSGR MILES (000)	230,322	341,741	-32.6
Domestic (includes Caribbean)	230,322	341,741	-32.6
International	—	—

AVAILABLE SEAT MILES (000)	301,958	488,457	-38.2
Domestic (includes Caribbean)	301,958	488,457	-38.2
International	—	—

LOAD FACTOR (%)	76.3	70.0	6.3	PTS
ENPLANEMENTS (includes Caribbean)	786,558	898,451	-12.5

SECOND QUARTER	2006	2005	% Change

REVENUE PSGR MILES (000)	731,214	984,424	-25.7
Domestic	731,214	984,424	-25.7
International	—	—

AVAILABLE SEAT MILES (000)	977,261	1,479,078	-33.9
Domestic	977,261	1,479,078	-33.9
International	—	—

LOAD FACTOR (%)	74.8	66.6	8.2	PTS
ENPLANEMENTS	2,386,028	2,618,345	-8.9

YEAR-TO-DATE	2006	2005	% Change

REVENUE PSGR MILES (000)	1,465,935	1,717,697	-14.7
Domestic	1,465,935	1,717,697	-14.7
International	—

AVAILABLE SEAT MILES (000)	2,124,619	2,723,073	-22.0
Domestic	2,124,619	2,723,073	-22.0
International	—	—

LOAD FACTOR (%)	69.0	63.1	5.9	PTS
ENPLANEMENTS	4,581,694	4,645,968	-1.4
US Airways Express also includes data for US Airways’ MidAtlantic division through May 27, 2006.

Integration Update
     US Airways is also providing a brief update on the integration process between US Airways and America West. Listed below are major accomplishments from the month of June:
•	Reached a final transition agreement with the Airline Customer Service Employee Association, an alliance between the Communication Workers of America (CWA) and the International Brotherhood of Teamsters (IBT), the two unions that represent the airline’s 7,700 passenger service employees and reservation agents.

•	Dedicated Allegheny Airlines and Piedmont Airlines “throwback” planes, America West plane to be dedicated later this fall.
     America West and US Airways now report combined operational performance numbers to the Department of Transportation. For the month of June 2006, US Airways will report a domestic on-time performance of 73 percent and a completion factor of 99 percent.
     US Airways and America West’s recent merger creates the fifth largest domestic airline employing approximately 35,000 aviation professionals and serving more than 230 destinations. US Airways is a member of Star Alliance, which provides connections for our customers to 842 destinations in 152 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the Company), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly report on Form 10-Q for the quarter ended March 31, 2006 and in the filings of the Company with the SEC, which are available at www.usairways.com.
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